UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ING Clarion Global Real Estate
Income Fund
IGR

GLOBAL
CLOSED-END FUNDS

SEMI-ANNUAL REPORT
JUNE 2010

REAL ESTATE INVESTMENT MANAGEMENT

www.ingclarionres.com

ING Clarion Global Real Estate Income Fund (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

SEMI-ANNUAL REPORT 2010 1

ING CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2010

Letter to Shareholders	2
Portfolio of Investments	5
Financial Statements	7
Supplemental Information	17

2 ING Clarion Global Real Estate Income Fund

Letter to Shareholders

Dear Shareholder:

After an encouraging first quarter, global real estate stocks, as measured by the S&P Developed Property Index (S&PDPI) (1), fell sharply in the second quarter and are down −3.9% year-to-date. Real estate stocks have outperformed the broader equity markets but have weakened in May and June as investors increasingly looked at the economic “glass” as “half empty.” Performance of global real estate stocks was hampered by macro-economic concerns which bring into question the trajectory of the economic rebound, which is now over a year underway. The performance of ING Clarion Global Real Estate Income Fund (“Fund”) has also been volatile, despite the continuing decision to employ very little leverage in the Fund. At the end of the second quarter the Fund had only modest leverage of less than 4% consisting of borrowings on a line of credit which has a low interest rate. The Fund’s Net Asset Value (“NAV”) has been relatively flat (−0.6%) for the first half of 2010. After rising in the first quarter, the NAV declined (−5.0%) in the second quarter. The Fund’s market price return (i.e., stock price appreciation plus reinvested dividends) was positive (+5.0%) through the first six months driven by the dividend and a slight improvement in the Fund share price which improved from a 15% discount to NAV at year-end to a more modest 11% discount as of June 30. The Fund’s market price closed at $6.43 and the NAV per share was $7.20 on June 30.

During the first six months of 2010 the S&PDPI fell −3.9% and the MSCI REIT Preferred Index (MSRPI) (2) rose 9.4%. A blended benchmark of 80% S&PDPI and 20% MSRPI fell −1.3% year-to-date. The Fund’s good relative return so far this year is due primarily to asset allocation. Twenty-five percent of the portfolio is invested in preferred stock which had an aggregate gain of 10.8% in the first six months of this year. The return on the Fund’s preferred stock outperformed the MSRPI for the period. The Fund’s performance also benefitted from overweightings to the US and Canada which were among the best performing countries in the first half of 2010. Similarly, the Fund’s underweighting of Asia provided a benefit as Asian property stocks have declined an average of −6.0% this year. European property stocks have been the worst regional performers this year declining −18.0%. The Fund has invested only 12% of the portfolio in European property stocks, almost all of which is invested in companies based in France, the Netherlands and the UK. The Fund has eschewed southern European property companies for some time now and is likely to maintain that posture as the European debt crisis plays out.

The Fund paid total dividends of $0.27 per share for the first six months of 2010 consisting of six regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents an 8.4% yield on share price and a 7.5% yield on NAV. The Board has continued to review the sustainability of the Fund’s regular monthly dividend in light of the the difficult market environment over the last two years and the substantial dividends that have been paid out over the life of the Fund (which amount to $10.84 per share since the IPO in 2004). Based on income and realized gains to date, the Board has thus far seen fit to maintain the monthly dividend at the same level rate.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	As measured by the MSCI REIT Preferred Index which is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

T. Ritson Ferguson

Steven D. Burton

SEMI-ANNUAL REPORT 2010 3

Portfolio Review
The Fund’s investments remain well-diversified by property type and geography as shown in the pie charts below. After some fairly significant changes last year, the geographic mix of the portfolio has been fairly stable during the past six months. At June 30, the Fund’s portfolio was 44% in the Americas, 12% in Europe, 19% in Asia-Pacific, with 25% invested in preferred stock of US real estate companies. Retail is the largest property type represented in the portfolio at 35%. Retail properties have historically shown more stable cash flows during economic slow-downs than other commercial property types. Selectively, the Fund has been building positions in companies whose portfolios should benefit from improving economic growth and improving real estate fundamental demand. For example, 6% of the portfolio is invested in securities issued by hotel companies, 9% in apartment companies, and 11% in office companies.

Geographic Diversification (3) (unaudited)	Sector Diversification (3) (unaudited)

Market Commentary
Macro-economic concerns are weighing on the equity markets and real estate stocks. Headwinds have increased as economic news over the second quarter has reminded investors that the deleveraging process begun over a year ago will continue to weigh on the pace and strength of economic recovery. Europe has been the focus of much attention. Investors worry that credit issues in “peripheral” European countries could spark a wider credit crisis and that the ECB will not be sufficiently proactive in providing a safety net should this occur. In the U.S., economic statistics of late have been below consensus expectations and indicate that the pace of economic recovery is slowing. The Asia-Pacific region by contrast has demonstrated robust economic growth, notably in Singapore, but remains vulnerable to a potentially decelerating Chinese economy as the government in Beijing attempts to cool demand – particularly residential real estate demand. Chinese economic growth may indeed be slowing at a sharper than expected pace.

Compounding economic concerns are related regulatory actions which might further constrain growth. Political rhetoric and legislation in each of the major regions of the world have increased as of late, perhaps redefining the regulatory environment and calling into question the extent to which government will be involved with the private sector during the next economic cycle.

One positive outcome of soft economic news is increased clarity that central bank policy will remain generally accommodative and that interest rates are likely to stay low for the forseeable future in most parts of the world. The Federal Reserve maintained its all-time low interest rates in its June meeting and restated its intention to keep rates very low for an “extended period”. The Bank of England and European Central Bank have also kept policy rates on hold, although some of the healthier Scandinavian countries have raised rates during the second quarter (Norway by 25 basis points to 2.0% and Sweden by 25 basis points to 0.5%). The Reserve Bank of Australia kept rates on hold in its June meeting after having increased rates by an aggregate 150 basis points over the past nine months. A delicate balance remains between Western markets (plus Japan) which are attempting to nurse growth back to a self-sustaining pace and Asian markets, which are attempting to cool economic growth, in a globally dynamic market with economic regions that are increasingly interdependent.

Property fundamentals are gradually improving. With the second quarter earnings season upon us, themes thus far this year include: (1) improving operating numbers; (2) improving expectations; (3) yield compression (i.e., improving values), albeit at a decelerating rate; and (4) continued capital raising, both equity and debt. Evidence of a rebound in property fundamentals differs by property type, lease length and geography but there seems little doubt that the marginal trend is one of improvement looking forward. Among listed property companies globally, occupancy rates are generally in the 90’s, market rents are generally bottoming/improving, balance sheets are healthy with an average loan-to-value of 40% (versus mid-50% range at the nadir of the credit crisis), transaction volumes are increasing and confidence is growing.

(3)	Percentages presented are based on managed fund assets and are subject to change.

4 ING Clarion Global Real Estate Income Fund

Capital markets remain wide open, as property companies globally have raised approximately $100 billion in equity and debt capital over the past year and a half. During the quarter, a number of unsecured debt deals were completed in the U.S. at rates between 5.5% and 6.5%. In Europe, several property companies raised debt at even lower rates. Equity raises have also been common. Unlike the dilutive, defensive equity raising done in the early part of last year, this year’s equity raising has generally been on terms which have little if any dilution and are often done in conjunction with the announcement of attractive new investments by the issuing company. Capital markets remain supportive of capital formation, which remains critical to the listed sector. The IPO pipeline has also been building and has moved from a list of “blind pool” companies (those with no assets) to a list of owners of property portfolios desiring to become a public company. We anticipate this trend will grow and look for continued expansion of the listed property sector both in terms of size and number of companies.

Earnings suggest improving economic conditions. Despite the travails of recent macro-economic worries, we continue to see a rebound of property company earnings as we look out to 2011. While patience is clearly required, our most recent projections show an average of mid-single digit growth in cash flow earnings per share in 2011.

We believe that valuations have been “re-set” to an attractive discount. The recent sell-off has improved the valuation of listed companies relative to what we believe the underlying real estate value to be, or NAV. While debate has continued regarding appropriate multiples and NAV relationships of real estate companies coming out of a recessionary environment using trough earnings, it has become easier to make a case for listed property valuations following the correction seen during the second quarter. We estimate global property companies are trading at an average 10% discount to NAV on a weighted average basis. In the U.S., we estimate property companies are trading in-line with NAV.

We believe yield compression has largely run its course from trough levels, although current yields should generally hold as capital returns to the property sector and as property fundamentals continue to improve, however gradual. While returns looking forward likely cannot maintain the sharp pace of the last year, we expect property companies to recover from their second quarter sell-off on the back of gradually improving economic conditions and an associated improvement in property fundamentals.

We still expect positive total returns for listed real estate companies in 2010 driven by steady and growing dividends combined with stock price appreciation based on our forecasted mid single-digit earning growth looking out to 2011. The backdrop as we stand mid-year 2010 is significantly better than a year ago but remains fragile. We expect real estate fundamentals to continue to improve during the year, but acknowledge that patience will be required. Though occupancies and rents will take time to improve, with increasing demand and low levels of new construction, fundamentals should inevitably firm going into 2011. In a world of sluggish economic growth, we believe that the cash component of total return (via the dividend yield) will be increasingly appreciated and understood. Current dividend yield remains a hallmark of investing in the REIT sector. We prefer companies with above average dividend yields to those with lower yields and have a bias towards quality as measured by property type, management, balance sheet, geography and business strategy.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson President and Chief Executive Officer	Steven D. Burton Co-Portfolio Manager

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

SEMI-ANNUAL REPORT 2010 5

Portfolio of Investments (unaudited)

June 30, 2010

		Market
Shares		Value ($)

	Common Stock – 76.5%
	Real Estate Investment Trusts (“REIT”) – 76.5%
	Australia – 10.2%
13,884,178	Charter Hall Retail Real Estate Investment Trust	$6,450,001
38,529,000	Dexus Property Group	25,058,517
3,536,700	GPT Group	8,394,241
7,053,616	Goodman Group	3,783,227
4,102,827	Westfield Group	42,209,227

		85,895,213

	Canada – 9.9%
200,100	Calloway Real Estate Investment Trust	3,939,295
500,000	Crombie Real Estate Investment Trust (a)	5,345,128
884,800	H&R Real Estate Investment Trust	14,154,802
2,082,900	InnVest Real Estate Investment Trust	11,584,190
440,000	InnVest Real Estate Investment Trust (a)	2,447,090
700,000	Primaris Retail Real Estate Investment Trust (a)	11,501,435
1,878,800	RioCan Real Estate Investment Trust	33,663,344

		82,635,284

	Finland – 0.3%
876,749	Citycon Oyj	2,598,911

	France – 3.7%
65,700	Altarea	9,415,686
351,122	Societe de la Tour Eiffel	21,272,223

		30,687,909

	Hong Kong – 2.6%
8,913,000	Link REIT (The)	22,204,812

	Japan – 2.1%
620	Frontier Real Estate Investment Corp.	4,273,929
10,652	Japan Retail Fund Investment Corp.	13,048,670

		17,322,599

	Netherlands – 3.7%
116,780	Corio NV	5,713,887
357,401	Eurocommercial Properties NV	11,491,740
277,161	VastNed Retail NV	14,024,521

		31,230,148

	New Zealand – 0.7%
9,050,000	Goodman Property Trust	5,663,142

	Singapore – 4.1%
6,735,000	Ascendas Real Estate Investment Trust	8,779,959
16,748,000	CapitaMall Trust	22,073,147
3,954,000	Suntec Real Estate Investment Trust	3,738,472

		34,591,578

	United Kingdom – 3.8%
1,939,300	Land Securities Group Plc	16,204,233
4,045,110	Segro Plc	15,359,683

		31,563,916

	United States – 35.4%
997,100	Annaly Capital Management, Inc.	17,100,265
795,353	Brandywine Realty Trust	8,550,045
826,200	Camden Property Trust	33,750,270
668,632	CBL & Associates Properties, Inc.	8,317,782
4,855,300	Chimera Investment Corp.	17,527,633
1,472,700	Extra Space Storage, Inc.	20,470,530
1,433,200	Liberty Property Trust	41,347,820
1,133,685	Macerich Co. (The)	42,309,124
145,000	Mack-Cali Realty Corp.	4,310,850
1,847,070	OMEGA Healthcare Investors, Inc.	36,812,105
1,601,100	ProLogis	16,219,143
194,219	Simon Property Group, Inc.	15,683,184
1,211,534	UDR, Inc.	23,176,645
712,120	Verde Realty (b)(c)	11,749,980

		297,325,376

	Total Common Stock (cost $706,464,987)	641,718,888

See notes to financial statements.

6 ING Clarion Global Real Estate Income Fund

Portfolio of Investments concluded

		Market
Shares		Value ($)

	Preferred Stock – 26.1%
	Real Estate Investment Trusts (“REIT”) – 26.1%
	United States – 26.1%
450,000	Alexandria Real Estate Equities, Inc., Series C	$11,529,000
80,500	Apartment Investment & Management Co., Series U	1,854,720
480,000	Apartment Investment & Management Co., Series V	11,450,400
150,000	Apartment Investment & Management Co., Series Y	3,537,000
480,000	BioMed Realty Trust, Inc., Series A	11,712,000
51,000	CBL & Associates Properties, Inc., Series C	1,137,300
100,000	CBL & Associates Properties, Inc., Series D	2,129,000
272,700	Cedar Shopping Centers, Inc., Series A	6,738,417
171,300	Corporate Office Properties Trust SBI MD, Series J	4,145,460
125,000	Digital Realty Trust, Inc., Series B	3,136,250
200,800	Duke Realty Corp., Series M	4,343,304
121,700	Eagle Hospitality Properties Trust, Series A (c)	141,476
400,000	Entertainment Properties Trust, Series D	8,620,000
20,000	Glimcher Realty Trust, Series F	450,200
645,700	Glimcher Realty Trust, Series G	13,914,835
520,000	Health Care REIT, Inc., Series F	12,766,000
150,000	iStar Financial, Inc., Series F	1,930,500
765,000	iStar Financial, Inc., Series I	9,700,200
170,000	LaSalle Hotel Properties, Series B	4,154,800
200,000	LaSalle Hotel Properties, Series D	4,362,500
600,000	LaSalle Hotel Properties, Series E	13,842,000
520,000	LaSalle Hotel Properties, Series G	11,362,000
300,000	LTC Properties, Inc., Series F	7,473,000
99,828	Mid-America Apartment Communities, Inc., Series H	2,560,588
169,900	National Retail Properties, Inc., Series C	4,043,620
120,000	OMEGA Healthcare Investors, Inc., Series D	3,093,600
320,000	PS Business Parks, Inc., Series O	7,779,200
129,000	Public Storage, Series I	3,258,540
400,000	Public Storage, Series K	10,140,000
260,000	Public Storage, Series M	6,333,600
442,500	SL Green Realty Corp., Series C	10,504,950
200,000	SL Green Realty Corp., Series D	4,762,000
120,000	Strategic Hotels & Resorts, Inc., Series B (c)	2,310,000
90,900	Strategic Hotels & Resorts, Inc., Series C (c)	1,772,550
142,600	Taubman Centers, Inc., Series G	3,565,000
373,500	Taubman Centers, Inc., Series H	8,889,300

	Total Preferred Stock (cost $242,126,616)	219,443,310

	Investment Companies – 0.8%
	United Kingdom – 0.8%
1,257,578	ProLogis European Properties (c) (cost $13,124,259)	6,431,202

	Total Investments – 103.4% (cost $961,715,862)	867,593,400

	Liabilities in Excess of Other Assets – (3.4)%	(28,353,623)

	Net Assets – 100%	$839,239,777

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the securities amounted to $19,293,653 or 2.3% of net assets.

(b)	Fair valued pursuant to guidelines approved by the board.

(c)	Non-income producing security.

See notes to financial statements.

SEMI-ANNUAL REPORT 2010 7

Statement of Assets and Liabilities
(unaudited)

For the
Six Months Ended
June 30, 2010

Assets
Investments, at value (cost $961,715,862)	$867,593,400
Cash and cash equivalents (including foreign currency of $63,012 with a cost of $63,012)	63,056
Dividends and interest receivable	7,958,821
Receivable for investment securities sold	636,613
Dividend withholding reclaims receivable	306,273
Other assets	141,327

Total Assets	876,699,490

Liabilities
Line of credit payable	33,548,000
Payable for investment securities purchased	2,489,803
Management fee payable	517,619
Accrued expenses	904,291

Total Liabilities	37,459,713

Net Assets	$839,239,777

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,392,171,089
Distributions in excess of net investment income	(35,319,337)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(423,475,791)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(94,252,774)

Net Assets	$839,239,777

Net Asset Value (based on 116,590,494 shares outstanding)	$7.20

See notes to financial statements.

8 ING Clarion Global Real Estate Income Fund

Statement of Operations (unaudited)

For the
Six Months Ended
June 30, 2010

Investment Income
Dividends (net of foreign withholding taxes of $1,371,379)	$25,360,176
Dividends from affiliate	28,624
Interest	12,472

Total Investment Income	25,401,272

Expenses
Management fees	3,854,898
Printing and mailing fees	354,803
Interest expense on line of credit	161,684
Administration fees	97,530
Insurance fees	88,935
Legal fees	85,969
Trustees’ fees and expenses	73,937
Transfer agent fees	72,605
Custodian fees	68,065
NYSE listing fee	48,389
Audit fees	41,293
Miscellaneous expenses	19,994

Total Expenses	4,968,102

Management fee waived	(752,025)

Net Expenses	4,216,077

Net Investment Income	21,185,195

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(20,244,325)
Foreign currency transactions	(277,807)

Total Net Realized Loss	(20,522,132)

Net change in unrealized appreciation/depreciation on:
Investments	(5,273,908)
Foreign currency denominated assets and liabilities	(117,457)

Total Net Change in Unrealized Appreciation/Depreciation	(5,391,365)

Net Loss on Investments and Foreign Currency Transactions	(25,913,497)

Net Decrease in Net Assets	$(4,728,302)

See notes to financial statements.

SEMI-ANNUAL REPORT 2010 9

Statements of Changes in
Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Year Ended
	(unaudited)	December 31, 2009

Change in Net Assets Resulting from Operations

Net investment income	$21,185,195	$42,542,908

Net realized loss on investments, swap contracts and foreign currency transactions	(20,522,132)	(207,601,322)

Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(5,391,365)	407,509,547

Dividends and distributions on Preferred Shares from net investment income	—	(262,102)

Net increase (decrease) in net assets resulting from operations	(4,728,302)	242,189,031

Dividends and Distributions on Common Shares*

Distribution of net investment income	(31,479,434)	(57,941,335)

Total dividends and distributions on Common Shares	(31,479,434)	(57,941,335)

Capital Share Transactions

Net proceeds from the issuance of Common Shares	—	104,674,988

Net increase from capital share transactions	—	104,674,988

Net Increase (Decrease) in Net Assets	(36,207,736)	288,922,684

Net Assets

Beginning of period	875,447,513	586,524,829

End of period (net of distributions in excess of net investment income of $35,319,337 and $25,025,098, respectively)	$839,239,777	$875,447,513

*	The final determination of the source of the 2010 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.

10 ING Clarion Global Real Estate Income Fund

Statement of Cash Flows (unaudited)

For the
Six Months Ended
June 30, 2010

Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(4,728,302)

Adjustments to Reconcile Net Decrease in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	5,273,908

Net realized loss on investments	20,244,325

Cost of long-term securities purchased	(94,369,916)

Proceeds from sale of long-term securities	97,395,985

Decrease in receivable for investment securities sold	19,495,039

Increase in dividends and interest receivable	(467,547)

Decrease in dividend withholding reclaims receivable	53,462

Increase in other assets	(13,083)

Decrease in unrealized appreciation on spot contracts	14,035

Increase in payable for investment securities purchased	2,489,803

Increase in management fee payable	25,789

Decrease in accrued expenses and other liabilities	(4,421)

Net Cash Provided by Operating Activities	45,409,077

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(31,479,434)

Decrease in line of credit payable	(13,909,100)

Net Cash Used in Financing Activities	(45,388,534)

Net increase in cash	20,543

Cash and Cash Equivalents at Beginning of Period	42,513

Cash and Cash Equivalents at End of Period	$63,056

Supplemental disclosure

Interest paid on line of credit	$163,867

See notes to financial statements.

SEMI-ANNUAL REPORT 2010 11

Financial Highlights

	For the
	Six Months		For The	For The	For The	For The	For The
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance for a	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
share outstanding throughout the period	(unaudited)		2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.51		$5.63	$16.16	$22.78	$17.23	$17.46

Income from investment operations
Net investment income (1)	0.18		0.39	1.11	1.17	0.98	1.09
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(0.22)		2.03	(10.15)	(4.07)	8.19	0.46
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—		—	(0.25)	(0.48)	(0.35)	(0.23)

Total from investment operations	(0.04)		2.42	(9.29)	(3.38)	8.82	1.32

Dividends and distributions on Common Shares
Net investment income	(0.27)		(0.54)	—	(1.97)	(2.36)	(1.40)
Capital gains	—		—	(0.68)	(1.25)	(0.91)	(0.15)
Return of capital	—		—	(0.56)	—	—	—

Total dividends and distributions to Common Shareholders	(0.27)		(0.54)	(1.24)	(3.22)	(3.27)	(1.55)

Offering expenses in connection with the issuance of Preferred Shares	—		—	—	(0.02)	—	—

Net asset value, end of period	$7.20		$7.51	$5.63	$16.16	$22.78	$17.23

Market value, end of period	$6.43		$6.37	$3.98	$13.83	$24.68	$16.30

Total investment return (2)
Net asset value	(0.61)%		46.79%	(61.14)%	(15.82)%	53.42%	8.13%
Market value	4.92%		79.09%	(67.38)%	(32.34)%	75.97%	18.32%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$839,240		$875,448	$586,525	$1,659,240	$2,336,055	$1,742,935
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver +	0.97	%(3)	1.14%	1.28%	1.38%	1.53%	1.34%
Net expenses, before fee waiver +	1.14	%(3)	1.38%	1.67%	1.74%	1.89%	1.71%
Net expenses, after fee waiver excluding interest on line of credit +	0.93	%(3)	1.12%	1.28%	1.08%	1.06%	1.11%
Net expenses, before fee waiver excluding interest on line of credit +	1.10	%(3)	1.35%	1.67%	1.44%	1.42%	1.48%
Net investment income, after preferred share dividends	4.86	%(3)	6.75%	7.10%	3.17%	3.11%	5.11%
Preferred share dividends	N/A		0.04%	2.08%	2.20%	1.73%	1.39%
Net investment income, before preferred share dividends +	4.86	%(3)	6.79%	9.18%	5.37%	4.84%	6.50%
Portfolio turnover rate	10.42%		28.04%	7.32%	6.10%	13.23%	21.79%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A		N/A	$370,000	$910,000	$710,000	$710,000
Net asset coverage per share of preferred shares	N/A		N/A	$64,630	$70,584	$107,255	$86,368

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

12 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements
(unaudited)

1. Fund Organization
ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards.

The following accounting policies are in accordance with GAAP and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2

SEMI-ANNUAL REPORT 2010 13

Notes to Financial Statements continued

include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2010 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$629,968,908	$—	$11,749,980
Preferred Stocks	74,869,310	144,574,000	—
Investment Companies	6,431,202	—	—

Total	$711,269,420	$144,574,000	$11,749,980

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

It is the Trust’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The fair value of Level 2 investments at December 31, 2009 was $215,526,310 and of this amount $59,457,454 of preferred stock investments was transferred out of Level 2 and into Level 1 at June 30, 2010 as a result of obtaining quoted exchange closing prices from the Trust’s third party pricing vendor.

The Trust has one investment in a private equity security which is classified as Level 3 because no market quotations are readily available. In determining the fair value of this investment, the following factors may be evaluated: balance sheet, income statement, the portfolio of real estate investments held, economic factors and conditions in which the company operates, and comparable public company valuations and trading prices.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of December 31, 2009	$11,749,980
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of June 30, 2010	$11,749,980

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

14 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements continued

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2010, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of June 30, 2010, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles,

SEMI-ANNUAL REPORT 2010 15

Notes to Financial Statements continued

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Reclassification – Certain amounts in the financial statements of prior periods have been reclassified to conform with the presentation used in the current period financial statements. These reclassifications have no effect on net income.

3. Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4. Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2010, the Trust incurred management fees of $3,102,873 which are net of $752,025 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities
For the six months ended June 30, 2010, there were purchases and sales transactions (excluding short-term securities) of $94,369,916 and $97,395,985, respectively.

6. Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely- than-not threshold. For the six months ended June 30, 2010, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2010, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2007, through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2009, the adjustments were to increase additional paid-in capital by $26,040,345 increase accumulated net realized loss on investments by $25,987,928 and decrease undistributed net investment income by $52,417

16 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements concluded

due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust incurred and will defer post-October capital losses of $2,734,732 during 2009.

The final determination of the source of the 2010 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2011 on Form 1099-DIV.

For the year ended December 31, 2009, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $58,203,437 of ordinary income.

Information on the components of net assets as of June 30, 2010 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Depreciation
Investments	Appreciation	Depreciation	on Investments

$961,715,862	$77,354,199	$(171,476,661)	$(94,122,462)

7. Borrowings
The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2010, there were borrowings in the amount of $33,548,000 on the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2010 was $35,069,924 with a related weighted average interest rate of 0.93%. The maximum amount outstanding for the six months ended June 30, 2010, was $48,258,600.

8. Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued no common shares in June 30, 2010 and 2009, respectively. At June 30, 2010, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding.

At June 30, 2010, the Trust had no shares of auction rate preferred securities outstanding.

9. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact ASU No. 2010-06 and has reflected such changes in the Trust’s financial statement disclosures.

11. Subsequent Events
Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Advisor has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Trust’s financial statements.

SEMI-ANNUAL REPORT 2010 17

Supplemental Information (unaudited)

Trustees
The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 50	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Chief Investment Officer of ING Clarion Real Estate Securities, LLC (since 1995).	1	Board member of the Community Coalition of Chester County (since 2005).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 67	3 years/ since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, LLC.	1	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008-2009).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 54	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999).	1	Serves on the Boards of the Children’s Hospital of Philadelphia (2006-present), Merion Golf Club (2007-present), and the Professional Golfers’ Association of America (2010-present). Former board member of The Philadelphia Foundation (2004-2010) and former advisory board member of the HBS Club of Philadelphia (2000-2009).

18 ING Clarion Global Real Estate Income Fund

Supplemental Information continued

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 74	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	1	Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-2009), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-2009); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999), VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 74	3 years/ since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	1	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

SEMI-ANNUAL REPORT 2010 19

Supplemental Information continued

Number of
Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 65	3 years/ 6 years	Trustee/ Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	1	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008-2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2012 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers
The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations During
and Position(s) Held	Length of Time	the Past Five Years and
with Registrant	Served	Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 33 Chief Financial Officer	since 2006	Director of ING Clarion Real Estate Securities, LLC since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 42 Chief Compliance Officer and Secretary	since 2007	Senior Vice President of ING Clarion Real Estate Securities, LLC since 2007, Attorney in private practice (2006-2007); Counsel, SEI Corporation (2000-2005)

20 ING Clarion Global Real Estate Income Fund

Supplemental Information continued

Board Considerations in Approving the Advisory Agreement
On May 10, 2010, the Board approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with shareholder expectations. During the course of its deliberations, the Board received publicly available information relating to other closed-end investment companies whose investment objectives and policies are similar to the Trust, as well as information relating to other accounts managed by the Advisor whose investment objectives and policies are similar to the Trust. In determining to approve the Advisory Agreement, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Board based its finding on the specific facts and circumstances of the Trust.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services provided by the Advisor, including the performance achieved by the Advisor for the Trust in volatile market conditions, the consistency of the Advisor’s investment decision process, the experience of the Advisor’s personnel and the administrative resources devoted by the Advisor to oversight of the Trust’s operations. The Board concluded, particularly in light of the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions, that both the Trust’s relative performance and administrative and related compliance oversight procedures were satisfactory and supported renewal of the Advisory Agreement.

The Board also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. Based on this review, the Board concluded that the advisory fee to which the Advisor is entitled under the Advisory Agreement is not excessive, viewed in light of the quality of the services provided by the Advisor, fees charged to other managed accounts, as well as fees and expenses paid by closed-end investment companies in the Trust’s peer group. During the course of its review, the Board also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust and services necessary to the operation of the Trust, including compliance with regulatory and exchange listing requirements, that are provided by the Advisor to the Trust but are not provided to other clients.. The Trustees also considered the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust and the impact of the fee waiver afforded to the Trust by the Advisor. The Board concluded, based on the profit levels reported by the Advisor and in light of the specific circumstances of the Trust (including the need to retain talented employees and meet obligations in connection with underwriting commitments relating to the Trust), that the advisory fee paid to the Advisor in accordance with the Advisory Agreement has not resulted in profits that are excessive. Although reviewed by the Board, the potential for realization of economies of scale was not a factor in the Board’s conclusion, because the Trust is a closed-end vehicle with limited potential for asset growth.

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)
Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the

SEMI-ANNUAL REPORT 2010 21

Supplemental Information concluded

dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

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ING CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

OFFICERS
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer
and Secretary

INVESTMENT ADVISOR
ING Clarion Real Estate Securities
201 King of Prussia Road
Radnor, PA 19087
888-711-4272

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED SHARES – DIVIDEND PAYING
AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Morgan, Lewis & Bockius, LLP
Washington, DC

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Philadelphia, Pennsylvania

www.ingclarionres.com

Item 2. Code of Ethics.
Not applicable for semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reporting period.
Item 6. Investments.
(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)	The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund
By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title: Date:	President and Chief Executive Officer September 1, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title: Date:	President and Chief Executive Officer September 1, 2010

By:	/s/ Jonathan A. Blome
	Name:	Jonathan A. Blome
	Title: Date:	Chief Financial Officer September 1, 2010